SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 October 7, 1997
                Date of Report (Date of earliest event reported)





                        ALLIED HEALTHCARE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


             0-19266                                           23-1370721
(Commission File Number)                 (I.R.S. Employment Identification No.)


          1720 SUBLETTE AVENUE                                      63110
          ST. LOUIS, MISSOURI                                     (Zip Code)
(Address of principal executive offices)


                                 (314) 771-2400
              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS


On October 7, 1997, Allied Healthcare Products, Inc. (the "Company") announced that it had entered into a definitive agreement with Thermo Electron Corporation to sell substantially all of the assets of Bear Medical Systems, Inc. and its subsidiary BiCore Monitoring Systems, Inc. for $37.5 million. Completion of the transaction is subject to a number of conditions, including clearance under the Hart-Scott-Rodino Act. A copy of the press release announcing such agreement is attached hereto as an exhibit, and incorporated herein by reference thereto.


ITEM 7. EXHIBITS


            (a)    Press Release of the Company dated October  7, 1997.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ALLIED HEALTHCARE PRODUCTS, INC.




Date:  October 16, 1997           By:    /S/ BARRY F. BAKER
                                       -----------------------------------------
                                       Barry F. Baker
                                       Vice President - Finance and
                                       Chief Financial Officer

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                                INDEX TO EXHIBITS

a)      Press Release of the Company dated October  7, 1997.